EX-99.1

Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2021 Financial Results
•Record Third Quarter Revenue of $479.3 Million Exceeds Guidance
BANGKOK, Thailand – May 3, 2021 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 26, 2021.
Seamus Grady, Chief Executive Officer of Fabrinet, said, “For the third quarter in a row, we delivered record revenue that exceeded our guidance. Notably, we saw sequential revenue growth from all the end markets that we track combined with improving operating margins, both of which helped generate record net income.”
Grady continued, “Based on our current outlook and continued demand, we expect another record performance in the fourth quarter and we remain well-positioned to continue to deliver strong results over the longer-term.”
Third Quarter Fiscal Year 2021 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2021 was $479.3 million, compared to $411.2 million in the third quarter of fiscal year 2020.
•GAAP net income for the third quarter of fiscal year 2021 was $37.5 million, compared to GAAP net income of $28.3 million for the third quarter of fiscal year 2020.
•GAAP net income per diluted share for the third quarter of fiscal year 2021 was $1.00, compared to GAAP net income per diluted share of $0.75 for the third quarter of fiscal year 2020.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2021 was $45.4 million, compared to non-GAAP net income of $34.8 million for the third quarter of fiscal year 2020.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2021 was $1.21, compared to non-GAAP net income per diluted share of $0.92 for the third quarter of fiscal year 2020.
Business Outlook
Based on information available as of May 3, 2021, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 25, 2021, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $475 million to $495 million.
•GAAP net income per diluted share is expected to be in the range of $1.02 to $1.09, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.18 to $1.25, based on approximately 37.6 million fully diluted shares outstanding.

EX-99.1

Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2021 Financial Results Call
When:	Monday, May 3, 2021
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic (253) 237-1137, international Passcode: 2790505
Replay:	(855) 859-2056, domestic (404) 537-3406, international Passcode: 2790505
Webcast:	http://investor.fabrinet.com/ (live and replay)
This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that the fourth quarter will represent another record performance for the company and that we remain well-positioned to continue to deliver strong results over the longer-term; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2021. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q, filed with the SEC on February 2, 2021. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

EX-99.1

Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
SOURCE: Fabrinet
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

EX-99.1

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	March 26, 2021	June 26, 2020
Assets
Current assets
Cash and cash equivalents	$247,011	$225,430
Short-term restricted cash	—	7,402
Short-term investments	261,736	262,693
Trade accounts receivable, net of allowance for doubtful accounts of $126 and $336 respectively	309,079	272,665
Contract assets	17,130	13,256
Inventories	353,283	309,786
Other receivable	24,310	24,310
Prepaid expenses	10,653	5,399
Other current assets	31,967	14,508
Total current assets	1,255,169	1,135,449
Non-current assets
Long-term restricted cash	153	—
Property, plant and equipment, net	228,767	228,274
Intangibles, net	4,576	4,312
Operating right-of-use assets	6,744	8,068
Deferred tax assets	6,195	5,675
Other non-current assets	226	202
Total non-current assets	246,661	246,531
Total Assets	1,501,830	1,381,980
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	12,156	12,156
Trade accounts payable	275,705	251,603
Fixed assets payable	11,060	15,127
Contract liabilities	1,409	1,556
Operating lease liabilities, current portion	2,390	1,979
Income tax payable	2,882	2,242
Accrued payroll, bonus and related expenses	21,639	19,265
Accrued expenses	12,651	8,979
Other payables	26,348	21,514
Total current liabilities	366,240	334,421
Non-current liabilities
Long-term borrowings, non-current portion, net	30,397	39,514
Deferred tax liability	4,855	4,729
Operating lease liability, non-current portion	4,098	5,873
Severance liabilities	19,006	17,379
Other non-current liabilities	3,728	5,655
Total non-current liabilities	62,084	73,150
Total Liabilities	428,324	407,571

Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 26, 2021 and June 26, 2020)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 38,741,166 shares and 38,471,967 shares issued at March 26, 2021 and June 26, 2020, respectively; and 36,880,160 shares and 36,727,864 shares outstanding at March 26, 2021 and June 26, 2020, respectively)	388	385
Additional paid-in capital	182,987	175,610
Less: Treasury shares (1,861,006 shares and 1,744,103 shares as of March 26, 2021 and June 26, 2020, respectively)	(76,813)	(68,501)
Accumulated other comprehensive income (loss)	(6,939)	(1,147)
Retained earnings	973,883	868,062
Total Shareholders’ Equity	1,073,506	974,409
Total Liabilities and Shareholders’ Equity	$1,501,830	$1,381,980

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(unaudited)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 26, 2021	March 27, 2020	March 26, 2021	March 27, 2020
Revenues	$479,317	$411,210	$1,369,783	$1,236,723
Cost of revenues	(422,539)	(366,874)	(1,209,504)	(1,097,242)
Gross profit	56,778	44,336	160,279	139,481
Selling, general and administrative expenses	(19,059)	(17,111)	(53,078)	(50,189)
Expenses related to reduction in workforce	(43)	—	(43)	(16)
Operating income	37,676	27,225	107,158	89,276
Interest income	941	2,042	3,156	6,080
Interest expense	(282)	(238)	(798)	(2,812)
Foreign exchange gain (loss), net	629	(8)	224	(2,949)
Other income (expense), net	124	203	403	977
Income before income taxes	39,088	29,224	110,143	90,572
Income tax expense	(1,595)	(957)	(4,215)	(5,117)
Net income	37,493	28,267	105,928	85,455
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(570)	(1,356)	(937)	(1,403)
Change in net unrealized gain (loss) on derivative instruments	(5,000)	(6,569)	(5,823)	(6,719)
Change in net retirement benefits plan – prior service cost	198	294	421	478
Change in foreign currency translation adjustment	90	(600)	547	(353)
Total other comprehensive income (loss), net of tax	(5,282)	(8,231)	(5,792)	(7,997)
Net comprehensive income (loss)	$32,211	$20,036	$100,136	$77,458
Earnings per share
Basic	$1.02	$0.76	$2.87	$2.31
Diluted	$1.00	$0.75	$2.82	$2.27
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,875	36,987	36,876	36,970
Diluted	37,609	37,797	37,514	37,696

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Nine Months Ended
(in thousands of U.S. dollars)	March 26, 2021	March 27, 2020
Cash flows from operating activities
Net income for the period	$105,928	$85,455
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	26,781	23,115
(Gain) loss on disposal of property, plant and equipment	(24)	444
(Gain) loss from sales and maturities of available-for-sale securities	(187)	(93)
Amortization of investment discount	1,479	(624)
Amortization of deferred debt issuance costs	24	18
(Reversal of) allowance for doubtful accounts	(317)	(17)
Unrealized (gain) loss on exchange rate and fair value of foreign currency forward contracts	(825)	942
Unrealized loss (gain) on fair value of interest rate swaps	—	1,672
Amortization of fair value at hedge inception of interest rate swaps	(1,009)	(838)
Share-based compensation	18,742	18,301
Deferred income tax	(382)	1,335
Other non-cash expenses	(614)	(559)
Changes in operating assets and liabilities
Trade accounts receivable	(36,437)	(23,136)
Contract assets	(3,874)	(3,966)
Inventories	(43,497)	3,404
Other current assets and non-current assets	(22,919)	5,830
Trade accounts payable	25,589	(15,571)
Contract liabilities	(147)	(298)
Income tax payable	911	1,056
Severance liabilities	2,204	2,266
Other current liabilities and non-current liabilities	3,731	5,712
Net cash provided by operating activities	75,157	104,448
Cash flows from investing activities
Purchase of short-term investments	(183,041)	(123,980)
Proceeds from sales of short-term investments	84,049	48,808
Proceeds from maturities of short-term investments	97,721	97,358
Funds provided to customer to support transfer of manufacturing operations	—	(24,310)
Purchase of property, plant and equipment	(29,061)	(27,482)
Purchase of intangibles	(1,961)	(797)
Proceeds from disposal of property, plant and equipment	38	1,482
Net cash used in investing activities	(32,255)	(28,921)
Cash flows from financing activities
Payment of debt issuance costs	—	(153)
Proceeds from long-term borrowings	—	60,938
Repayment of long-term borrowings	(9,141)	(67,032)
Repayment of finance lease liability	(100)	(304)
Repurchase of ordinary shares	(8,312)	(20,722)
Withholding tax related to net share settlement of restricted share units	(11,362)	(4,727)
Net cash used in financing activities	(28,915)	(32,000)
Net increase (decrease) in cash, cash equivalents and restricted cash	13,987	43,527
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	232,832	188,241
Increase (decrease) in cash, cash equivalents and restricted cash	13,987	43,527
Effect of exchange rate on cash, cash equivalents and restricted cash	345	(228)
Cash, cash equivalents and restricted cash at the end of period	247,164	231,540
Non-cash investing and financing activities
Construction, software and equipment-related payables	$11,060	$11,906

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of the same amounts shown in the unaudited condensed consolidated statements of cash flows:

	As of
(amount in thousands)	March 26, 2021	March 27, 2020
Cash and cash equivalents	$247,011	$224,138
Restricted cash	153	7,402
Cash, cash equivalents and restricted cash	$247,164	$231,540

EX-99.1

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Nine Months Ended
	March 26, 2021		March 27, 2020		March 26, 2021		March 27, 2020
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$37,493	$1.00	$28,267	$0.75	$105,928	$2.82	$85,455	$2.27
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,388	0.04	1,489	0.04	4,805	0.13	4,800	0.13
Depreciation of fair value uplift	89	0.00	86	0.00	256	0.00	247	0.00
Total related to gross profit	1,477	0.04	1,575	0.04	5,061	0.13	5,047	0.13
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,476	0.15	4,629	0.12	13,937	0.37	13,501	0.36
Amortization of intangibles	127	0.00	145	0.00	382	0.01	431	0.01
Severance payment	755	0.02	150	0.00	755	0.02	150	0.00
Total related to selling, general and administrative expenses	6,358	0.17	4,924	0.13	15,074	0.40	14,082	0.37
Related to other incomes and other expenses:
Other expenses in relation to reduction in workforce	43	0.00	—	—	43	0.00	16	0.00
Amortization of deferred debt issuance costs	8	0.00	8	0.00	24	0.00	18	0.00
Total related to other incomes and other expenses	51	—	8	—	67	—	34	—
Total related to net income & EPS	7,886	0.21	6,507	0.17	20,202	0.54	19,163	0.51
Non-GAAP measures	$45,379	$1.21	$34,774	$0.92	$126,130	$3.36	$104,618	$2.78
Shares used in computing diluted net income per share
GAAP diluted shares		37,609		37,797		37,514		37,696
Non-GAAP diluted shares		37,609		37,797		37,514		37,696

EX-99.1

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended		Nine Months Ended
	March 26, 2021	March 27, 2020	March 26, 2021	March 27, 2020
Net cash provided by operating activities	$33,843	$51,838	$75,157	$104,448
Less: Purchase of property, plant and equipment	(6,368)	(12,071)	(29,061)	(27,482)
Non-GAAP free cash flow	$27,475	$39,767	$46,096	$76,966
FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 25, 2021
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.02 to $1.09
Related to cost of revenues:
Share-based compensation expenses	0.04
Total related to gross profit	0.04
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.12
Total related to selling, general and administrative expenses	0.12
Total related to net income & EPS	0.16
Non-GAAP net income per diluted share	$1.18 to $1.25